                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                               September 22, 2000
                              --------------------


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


Islands of Bermuda                    0-25456                       13-3795510
--------------------------------------------------------------------------------
(State or other                    (Commission                     (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                            Number


              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
           ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 295-2244
                                 --------------


                                GLOBALSTAR, L.P.
                                ----------------
             (Exact name of registrant as specified in its charter)


Delaware                             333-25461                        13-3759824
--------------------------------------------------------------------------------
(State or other                    (Commission                     (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                            Number


                  3200 Zanker Road, San Jose, California 95134
                  --------------------------------------------
               (Address of principal executive offices)(Zip Code)


               Registrant's telephone number, including area code:
                                  (408)933-4000
                                  -------------

Item 5. Other Events.
        -------------


Pursuant to its purchase agreement with Bear, Stearns International Limited ("Bear Stearns"), dated as of September 18, 2000, Globalstar Telecommunications Limited ("GTL") sold in multiple tranches over the period of September 22, 2000 through October 13, 2000, a total of 4,050,000 shares of its common stock. The proceeds of $32.8 million were used by GTL to purchase ordinary partnership interests in Globalstar, L.P. ("Globalstar"). Globalstar, in turn, will use these proceeds for general corporate purposes, including capital expenditures, operations (including marketing and distribution of phones and services) and interest expense.

In accordance with management's plan to use available cash to support Globalstar's sale and marketing efforts, GTL also announced today that quarterly dividends on GTL's 8% Series A Convertible Preferred Stock due 2011 (the "Series A Preferred Stock") and 9% Series B Convertible Preferred Stock due 2011 (the "Series B Preferred Stock") will be paid in common stock, rather than in cash, until further notice from the company. The terms of the Series A Preferred Stock and the Series B Preferred Stock provide that shares of common stock issued as dividend payments will be valued at 95% of the average of the high and low sale prices of GTL common stock as reported on the Nasdaq National Market for the ten trading days ending on the fifth business day prior to the record date for such dividend. In connection with these dividends, Globalstar will issue partnership interests to GTL corresponding to the number of shares of common stock issued by GTL to the holders of the Series A and Series B Preferred Stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBALSTAR TELECOMMUNICATIONS
                                        LIMITED


                                        By: /s/ Richard J. Townsend
                                            ------------------------------
                                        Name:  Richard J. Townsend
                                        Title: Vice President and
                                               Chief Financial Officer



                                        GLOBALSTAR, L.P.

                                        By: Loral/Qualcomm Satellite
                                        Services, L.P., its managing
                                        general partner

                                        By: Loral/Qualcomm Partnership,
                                        L.P., its general partner

                                        By: Loral General Partner, Inc.,
                                        its general partner


                                        By: /s/ Avi Katz
                                            ------------------------------
                                        Name:  Avi Katz
                                        Title: Vice President and
                                               Secretary

Date: October 18, 2000


                                       3